Exhibit 10.2

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of April 18, 2016 (this “Amendment”) to that certain Note and Warrant Purchase Agreement, dated as of October 9, 2015, is entered into by and between AudioEye, Inc., a Delaware corporation (the “Company”), and Anthion Partners II, LLC, a [●] (the “Investor”). When provisions herein apply to both or either the Company or the Investor, they sometimes are referred to as “Parties” or “Party.”

RECITALS

A.           The Company and the Investor are parties to that certain Note and Warrant Purchase Agreement, dated as of October 9, 2015 (the “Purchase Agreement”).

B.           The Investor holds a majority of the outstanding principal amount under the Secured Convertible Promissory Notes issued pursuant to the Purchase Agreement (the “Notes”), and, accordingly, this Amendment is being effected in accordance with Section 6.9 of the Purchase Agreement.

C.           On even date herewith, the Parties are entering into an amendment to the Notes (the “Note Amendment”).

D.           Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreement, as amended by this Amendment, unless herein defined or the context shall otherwise require.

AGREEMENT

NOW, THEREFORE, in consideration of the Note Amendment, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

SECTION 1.          Amendments.

Section 1.1           Amendment of Section 1.4.

(a)          Section 1.4(b) is hereby amended and restated in its entirety to read as set forth below:

“Upon the election of any Investor within the three-year period immediately following the Initial Closing, any Investor may purchase an Unsecured Convertible Promissory Note (each, an “Option Note”), in the form attached as Exhibit D hereto, in the principal amount equal to the “Option Principal Amount” set forth opposite such Investor’s name on Exhibit A and an additional Warrant with an aggregate exercise price equal to such Investor’s Option Principal Amount.  Any such optional sale and issuance (each, an “Option Closing”) must take place on or before the three-year anniversary of the Initial Closing (the date of any such Closing, an “Option Closing Date”). Each Option Note shall be considered a “Note” for all purposes under this Agreement.”

Section 1.2           Amendment of Section 4.1(e). Section 4.1(e) of the Purchase Agreement is hereby amended and restated in its entirety to read as set forth below:

“With respect to any Closing that is not an Option Closing, the Company shall have executed and delivered (i) the Notes, (ii) the Warrants, and (iii) the Security Agreement in the form attached hereto as Exhibit D (the “Security Agreement”).”

Section 1.3           Amendment of Section 4.2(c). Section 4.2(c) of the Purchase Agreement is hereby amended by replacing the words “the Board (as defined below)” with the words “the Board of Directors of the Company.”

Section 1.4           Amendment of Section 5.1. Section 5.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as set forth below:

“Registration Rights. The Company will use its reasonable best efforts to prepare and file with the SEC registration statements, including the prospectuses, for offerings to be made on a continuous basis pursuant to Rule 415 of the Securities Act, on Form S-3 (or on such other form appropriate for such purpose) (collectively, the “Registration Statements”) (a) by the 60th day following the closing of an Equity Financing (as defined in the Notes) in connection with which the applicable Notes are converted into Conversion Shares or a Special Warrant (a “Conversion Financing”) covering the resale by the Investors of the shares of Common Stock into which the Notes are convertible or any Warrants or Special Warrant is exercisable, and (b) by the 60th day following the closing of a Conversion Financing covering the resale by the Investors of (i) any Common Stock previously issued to the Investors, and (ii) any Common Stock into which any convertible promissory notes previously issued to the Investors are convertible or any warrants to purchase Common Stock previously issued to the Investors are exercisable (the securities set forth in clauses (a) and (b), the “Shares”), and, in each case set forth in clauses (a) and (b), naming the Investors as “Selling Stockholders” therein.  The Company will use its reasonable best efforts to cause the Registration Statements to be declared effective under the Securities Act as soon as possible but, in any event, no later than the 120th day following the closing of the applicable Conversion Financing, and shall use its reasonable best efforts to keep the Registration Statements continuously effective during their respective entire Effectiveness Periods.  For purposes hereof, an “Effectiveness Period” shall mean the period commencing on the date on which a Registration Statement is first declared effective by the SEC (the “Effective Date”) and ending on the earliest to occur of (a) the second anniversary of such Effective Date, (b) such time as all of the Shares covered by such Registration Statement have been publicly sold by the Investors pursuant to such Registration Statement, or (c) such time as all of the Shares covered by such Registration Statement may be sold by the Investors without volume or holding restrictions pursuant to Rule 144 of the Securities Act, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Investors.”

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Section 1.5           Deletion of Section 5.6. Section 5.6 of the Purchase Agreement is hereby deleted in its entirety.

Section 1.6           Amendment of Section 6.8. The first sentence of Section 6.8 of the Purchase Agreement is hereby amended and restated to read as set forth below:

“Each party to this Agreement agrees to pay its own fees and expenses arising in connection with the negotiation and execution of this Agreement and consummation of the transactions contemplated in this Agreement; provided, however, that the Company shall reimburse the lead investor for the lead investor’s fees and expenses (including attorneys’ fees), relating to the above and any negotiation of any amendments to this Agreement, any Transaction Documents and the Common Stock and Warrant Purchase Agreement dated as of April __, 2016.”

Section 1.7           Addition of Exhibit D. The Purchase Agreement is hereby amended to attach the form of Unsecured Convertible Promissory Note attached as Exhibit A to this Amendment as Exhibit D to the Purchase Agreement.

SECTION 2.          Miscellaneous.

Section 2.1           Ratification.  Each Party hereby consents to this Amendment and acknowledges and agrees that, except as expressly set forth in this Amendment, the terms, provisions and conditions of the Purchase Agreement are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

Section 2.2           No Other Amendments; Reservation of Rights; No Waiver. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Party under the Purchase Agreement, nor shall the entering into of this Amendment preclude any Party from refusing to enter into any further amendments with respect to the Purchase Agreement. Other than as to otherwise expressly provided herein, without limiting the generality of the provisions of Section 6.9 of the Purchase Agreement, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Purchase Agreement or of the occurrence or continuance of any present or future breach thereunder.

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Section 2.3           Headings; Interpretation. The headings in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment. Each reference to “herein,” “hereinafter,” “hereof,” and “hereunder” and each other similar reference contained in the Purchase Agreement, each reference to “this Agreement” and each other similar reference contained in the Purchase Agreement and each reference contained in this Amendment to the “Agreement” shall on and after the date of this Amendment refer to the Purchase Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the date of this Amendment may refer to the Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Purchase Agreement as amended by this Amendment unless the context otherwise requires. As used in this Amendment, the word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. All words used in this Amendment will be construed to be of such gender or number as the circumstances require. The recitals to this Amendment and all Schedules and Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Amendment as if set forth herein.

Section 2.4           Complete Agreement. The Purchase Agreement, as amended by this Amendment, and all other certificates, documents or instruments executed under the Purchase Agreement, as amended by this Amendment, together with the Schedules and Exhibits hereto and thereto, constitute the entire agreement between the Parties, and supersede all prior agreements and understandings, oral and written, between the Parties, with respect to the subject matter of the Purchase Agreement, as amended by this Amendment; there are no conditions to this Amendment that are not expressly stated in this Amendment.

Section 2.5           Amendment. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Purchase Agreement in Section 6.9 of the Purchase Agreement.

Section 2.6           Governing Law. The provisions of Section 6.3 of the Purchase Agreement shall govern and apply to this Amendment, mutatis mutandis.

Section 2.7           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Amendment, facsimile and .pdf signatures shall be deemed originals for all purposes.

Section 2.8           Severability. If any provision of this Amendment shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, then such provisions shall be construed so that the remaining provisions of this Amendment shall not be affected, but shall remain in full force and effect, and any such illegal, void or unenforceable provisions shall be deemed, without further action on the part of any person or entity, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in, and only in, the applicable jurisdiction.

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IN WITNESS WHEREOF the Parties have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

THE COMPANY:

AUDIOEYE, INC.

By:
Name:
Title:

THE INVESTOR:

ANTHION PARTNERS II, LLC

By:
Name:
Title:

Signature Page to First Amendment to Note and Warrant Purchase Agreement

Exhibit A

Form of Option Note